EXHIBIT 10.2

FEDERAL DEPOSIT INSURANCE CORPORATION
WASHINGTON, D.C.

AND

STATE OF ILLINOIS
DEPARTMENT OF FINANCIAL AND PROFESSIONAL REGULATION
DIVISION OF BANKING

In the Matter of COVENANT BANK CHICAGO, ILLINOIS (Illinois Chartered Insured Nonmember Bank)	) ) ) ) ) ) )	STIPULATION AND CONSENT TO THE ISSUANCE OF A CONSENT ORDER FDIC-11-022b 2011-DB-11

Subject to the acceptance of this STIPULATION AND CONSENT TO THE ISSUANCE OF A CONSENT ORDER (“STIPULATION”) by the Federal Deposit Insurance Corporation (“FDIC”) and the Illinois Department of Financial and Professional Regulation, Division of Banking (“Division”), it is hereby stipulated and agreed by and among representatives of the FDIC, the Division and Covenant Bank, Chicago, Illinois (“Bank”) as follows:
1.   The Bank has been advised of its right to receive a NOTICE OF CHARGES AND OF HEARING (“NOTICE”) detailing the unsafe and unsound banking practices and violations of law, rule or regulation alleged to have been committed by the Bank and of its right to a hearing on the charges under section 8(b) of the Federal Deposit Insurance Act (“Act”), 12 U.S.C. § 1818(b), and under 38 Ill. Adm. Code 392, regarding hearings before the Division, and has knowingly waived that right.
2.   The Bank, solely for the purpose of this proceeding and without admitting or denying any of the charges of unsafe or unsound banking practices and violations of law, rule or regulation, hereby consents and agrees to the issuance of a CONSENT ORDER (“ORDER”) by the FDIC and Division.
3.   The Bank further stipulates and agrees that such ORDER shall be deemed to be a consent order which has become final and unappealable, and that the ORDER shall become effective upon its issuance by the FDIC and the Division and fully enforceable by the FDIC and the Division pursuant to the provisions of section 8(i) of the Act, 12 U.S.C. § 1818(i), and section 48(6) of the Illinois Banking Act, 205 ILCS 5/48(6), subject only to the conditions set forth in paragraph 4 of this STIPULATION.
4.   In the event the FDIC and the Division accept this STIPULATION and issue the ORDER, it is agreed that no action to enforce the ORDER will be taken by the FDIC in the United States District Court or the appropriate Federal Circuit Court or by the Division in the appropriate State Court unless the Bank, any Bank institution-affiliated party, as that term is defined in section 3(u) of the Act, 12 U.S.C. § 1813(u), or any of its successors or assigns, has violated or is about to violate any provision of the ORDER.
5.   The Bank hereby waives:
(a)   The receipt of a NOTICE;
(b)   All defenses and counterclaims of any kind to this proceeding;
(c)   A hearing for the purpose of taking evidence on the allegations in the NOTICE;
(d)   The filing of proposed findings of fact and conclusions of law;
(e)   A recommended decision of an Administrative Law Judge; and
(f)   Exceptions and briefs with respect to such recommended decision.
Dated this 1st day of June, 2011.

FEDERAL DEPOSIT INSURANCE COMPANY
LEGAL DIVISION

By:  /s/Erin O. Gallagher
Erin O. Gallagher
Senior Regional Attorney
Federal Deposit Insurance Corporation

And,

ILLINOIS DEPARTMENT OF
FINANCIAL AND PROFESSIONAL
REGULATION, DIVISION OF BANKING

/s/Scott D. Clarke
Scott D. Clarke
Assistant Director

COVENANT BANK ELMHURST, ILLINOIS

By:	/s/Herman L. Davis
Herman L. Davis
Director

/s/Addie Husbands
Addie Husbands
Director

/s/Jay Plourde
Jay Plourde
Director

/s/David Ramseur
David Ramseur
Director

/s/Belinda Whitfield
Belinda Whitfield
Director

/s/William S. Winston
William S. Winston
Director

Comprising the Board of Directors of COVENANT BANK CHICAGO, ILLINOIS